SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of earliest event reported) February 10, 2003

HUGHES ELECTRONICS CORPORATION

(Exact name of registrant as specified in its charter)

STATE OF DELAWARE	0-26035	52-1106564
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 North Sepulveda Boulevard

El Segundo, California 90245

(310) 662-9688

(Address, including zip code, and telephone number,

including area code, of registrants’ principal executive office)

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.	Exhibit

99.1	HUGHES and DIRECTV press release, dated February 10, 2003.

99.2	“Recent Developments” section of the DIRECTV Holdings LLC senior notes preliminary offering memorandum.

99.3	“Management’s Discussion and Analysis of Results of Operations and Financial Condition” section of the DIRECTV Holdings LLC senior notes preliminary offering memorandum.

99.4	“Audited Financial Statements” section of the DIRECTV Holdings LLC senior notes preliminary offering memorandum.

ITEM 9.    REGULATION FD DISCLOSURE

On February 10, 2003, DIRECTV Holdings LLC, a wholly-owned subsidiary of Hughes Electronics Corporation, announced that it intends to privately offer up to $1.4 billion principal amount of senior notes due 2013. DIRECTV also intends to arrange $1.55 billion of new senior secured credit facilities. DIRECTV expects to close the senior notes offering and the new credit facilities by early March 2003. A copy of HUGHES’ and DIRECTV’s press release, dated February 10, 2003, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

A copy of the “Recent Developments” section of the preliminary offering memorandum for the senior notes is attached hereto as Exhibit 99.2 and is incorporated herein by reference. A copy of the “Management’s Discussion and Analysis of Results of Operations and Financial Condition” section of the preliminary offering memorandum is attached hereto as Exhibit 99.3 and is incorporated herein by reference. A copy of the “Audited Financial Statements” section of the preliminary offering memorandum is attached hereto as Exhibit 99.4 and is incorporated herein by reference. Exhibit 99.4 includes DIRECTV Holdings LLC audited consolidated balance sheets for the years ended December 31, 2001 and 2000, and the related consolidated statements of operations, consolidated statements of changes in owner’s equity and consolidated statements of cash flows for each of the three years ended December 31, 2001 and the notes hereto. Exhibit 99.3 includes unaudited financial information for the nine month periods ended September 30, 2002 and 2001.

DIRECTV is the nation’s leading digital satellite television service provider with more than 11 million customers. DIRECTV and the Cyclone Design logo are registered trademarks of DIRECTV, Inc., a unit of Hughes Electronics Corporation. HUGHES is a unit of General Motors Corporation. The earnings of HUGHES are used to calculate the earnings attributable to the General Motors Class H common stock (NYSE:GMH).

NOTE: HUGHES believes that some of the foregoing statements may constitute forward-looking statements. When used in this release, the words “estimate,” “plan,” “project,” “anticipate,” “expect,” “intend,” “outlook,” “believe,” and other similar expressions are intended to identify such forward-looking statements and information. Important factors that may cause actual results of HUGHES to differ materially from the forward-looking statements in this release are set forth in the Form 10-Ks filed with the SEC by General Motors and HUGHES.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUGHES ELECTRONICS CORPORATION (Registrant)

Date: February 12, 2003	By	/s/ MICHAEL J. GAINES

(Michael J. Gaines, Chief Financial Officer)

3

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	HUGHES and DIRECTV press release, dated February 10, 2003.

99.2	“Recent Developments” section of the DIRECTV Holdings LLC senior notes preliminary offering memorandum.

99.3	“Management’s Discussion and Analysis of Results of Operations and Financial Condition” section of the DIRECTV Holdings LLC senior notes preliminary offering memorandum.

99.4	“Audited Financial Statements” section of the DIRECTV Holdings LLC senior notes preliminary offering memorandum.

4